Prospectus Supplement dated August 31, 2005 to:	227958 8/05

PUTNAM INVESTORS FUND

Prospectuses dated November 30, 2004

The third paragraph and table under the heading “Who manages the fund?” are replaced with the following:

The following team members coordinate the team’s management of the fund’s portfolio.  Their experience as investment professionals over the last five years is shown.  The following table also shows the dollar range of shares of the fund owned by these professionals as of September 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Leader	Joined Fund	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
James C. Wiess	2002	Putnam Management 2000 – Present	Chief Investment Officer, U.S. Core Team Previously, Sr. Portfolio Manager	$50,001 - $100,000
Portfolio Members	Joined Fund	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Richard P. Cervone	2002	Putnam Management 1998 – Present	Portfolio Manager Previously, Analyst	over $100,000
James S. Yu	2003	Putnam Management 2002 – Present	Portfolio Manager	$1 - $10,000
		John Hancock Funds Prior to Oct. 2002	Portfolio Manager